UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-03287

                             New Alternatives Fund

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

                             Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund

150 Broadhollow Road, Suite PH2

                             Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code:  631-423-7373

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

New Alternatives Fund A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING ALTERNATIVE ENERGY AND THE ENVIRONMENT

SEMI-ANNUAL

FINANCIAL REPORT

INVESTOR SHARES: NAEFX

CLASS A SHARES: NALFX

JUNE 30, 2020

(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.newalternativesfund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.newalternativesfund.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-441-6580 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 9794	Providence, RI 02940	(800) 441-6580	(610) 382-7819
Overnight Address	4400 Computer Drive	Westborough, MA 01581
Foreside Funds Distributors LLC	400 Berwyn Park,	Berwyn, PA 19312
899 Cassatt Road

Recycled Paper

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

Dear Shareholders,

Fund Performance: We’re sure it comes as no surprise to you that 2020 has been a roller coaster of a year so far. The upward trend of the Fund’s value continued through the beginning of March, with our shares gaining a high point on February 21 with the Class A Shares up 13.86 percent and the Investor Shares up 13.82 percent. Then the full impact of the COVID-19 pandemic hit. Three weeks later, the Fund had not only given back the year’s gains, but was down by 25.22 percent for the Class A Shares and 25.28 percent for the Investor Shares on March 23, 2020.

The Fund rose slightly to close out the first quarter of 2020 down by 11.24 percent for the Class A Shares and 11.28 percent for the Investor Shares on March 31, 2020. The Fund recovered through the second quarter to end up slightly at June 30, 2020. Class A Shares were up 3.83 percent; Investor Shares were up 3.70 percent.

We cannot attribute this decline to a specific aspect of the Fund’s portfolio. The broader market experienced similar, and in some cases, greater declines as businesses and the world economy went into quarantine. Renewable energy companies experienced some slowdowns in their projects while the world adjusted to the new realities of working in a world confronting the Coronavirus. Oil, gas and coal companies suffered drastic reductions in demand due to the reduction of economic and manufacturing activity, but the renewable sector, which has been the fastest growing source of new electric power, became the preferred generating source for utilities around the world due to its lower operating costs.

The Net Asset Value (“NAV”) of New Alternatives Fund’s Class A Shares was $62.92 on December 31, 2019 and closed at $65.33 on June 30, 2020. The Fund’s Investor Shares ended with a NAV of $62.74 on December 31, 2019, and closed at $65.06 on June 30, 2020. The Fund’s net assets increased from $234,461,630 on December 31, 2019 to $251,954,702 on June 30, 2020. This increase of $17,493,072 was due to appreciation of the Fund’s holdings and a net increase in the number of Fund shares sold.

Approximately 34.4 percent of the Fund’s investments at June 30, 2020 were in U.S. based companies, including 6.5 percent held in cash (and cash equivalents) in U.S. banks and credit unions. European companies comprised approximately 41.1 percent of the Fund’s holdings, with 21.8 percent of that amount priced in Euros. The remaining countries and regions represented in the Fund’s portfolio included: Canada/Bermuda: 12.2 percent; Asia/Oceana (Japan, China, New Zealand, Australia): 5.8 percent. More details on this are contained on the chart on page 13.

The Fund’s largest sector, at 64.4 percent of holdings — Renewable Energy Power Producers and Developers — continued to be the primary contributor to our performance from January 1 to June 30, 2020. These companies, which include the “Yield Cos” * and utilities, gained between 8.5 and 26.3 percent with a few exceptions. In addition to these gains, most of these companies also pay

*Yield Cos are companies formed to own operating power assets which sell most of their electric production to major utilities under long term power purchase agreements. They are expected to pay most of their earnings in dividends to shareholders They are similar in structure to Real Estate Investment Trusts (REITs).

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

regular dividends. The largest share price increases among this group of companies were: Boralex, Inc. (Canada), up 26.33 percent; Northland Power, Inc. (Canada), up 24.9 percent; TerraForm Power, Inc., up 19.82 percent; EDP Renovaveis SA (Spain/Portugal), up 17.1 percent; Clearway Energy, Inc., Class C, up 15.6 percent; Innergex Renewable Energy, Inc. (Canada), up 13.3 percent; Iberdrola SA (Spain), up 12.4 percent; and Orsted A/S (Denmark), up 11.1 percent.

Other strong performers for the first half of the year were BYD Company, Ltd. (China), manufacturer of electric buses and cars and battery technology, which rose 54.9 percent. Also performing strong, one of our smaller holdings, but dear to bicycle riders everywhere, Japanese bike component producer Shimano, Inc., whose shares went up 18.07 percent. There has been something of a boom in bicycle ridership since the pandemic set in and Shimano produces approximately 70 percent of the world’s supply of gears, brakes, shifters, pedals and wheels, along with its own line of bicycles.

A number of the Fund’s holdings did not recover as much, if at all, in the second quarter from the first quarter Coronavirus slump. Companies with lower share value for the year to date at June 30, 2020 included: Trane Technologies PLC (Ireland), down 33.06 percent; Sims Ltd (Australia), down 28.07 percent; Avangrid, Inc., down 17.9 percent; Xylem, Inc., down 17.55 percent; Signify NV (Netherlands), down 17.48 percent; Johnson Controls International PLC (Ireland), down 16.14 percent; Veolia Environnement SA (France), down 15.12 percent; Owens Corning, Inc., down 14.37 percent; Hannon Armstrong Sustainable Infrastructure Capital, Inc., down 11.56 percent; and Panasonic Corporation, down 7.33 percent. Most of this group of companies are not among the Fund’s larger holdings, with the exception of Hannon Armstrong, so their net losses for the year to date did not significantly affect the Fund’s overall performance.

Portfolio Holdings and Challenges: The composition of the Fund’s portfolio remained relatively steady in the first six months of 2020. We sold our small position of Japanese solar cell, semiconductor and electronics manufacturer Kyocera Corporation after several years of sluggish performance. We bought shares of Canadian Solar, Inc., a joint Canadian/Chinese solar cell and module manufacturer that continues to be among the world’s leading producers of photovoltaic solar components. Canadian Solar’s share price experienced the same mid-March pandemic-induced drops as everyone else, which we saw as an opportunity to buy in. The company has a strong book of project sales going into the future and the share value has already recovered from its earlier low.

In February, Ingersoll-Rand PLC, an Ireland-based industrial conglomerate and manufacturer of energy management systems for buildings and transportation, spun off its energy management division into a new company called Trane Technologies. We took the offered share conversion and now hold Trane in the Fund, replacing the Ingersoll-Rand position.

There has been a series of consolidations and mergers in the renewable energy sector over the past several years. It’s usually a stronger company absorbing a struggling, but still promising company or a larger company seeking a role in the growing “green” economy. We saw an example of the latter

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

situation not long ago when Siemens, the German industrial giant, became the majority owner of the Spanish wind turbine manufacturer Gamesa. Fortunately, the new company, Siemens-Gamesa Renewable Energy SA, continues to operate independently and we have been able to maintain our holdings in this company. Shortly after the end of second quarter, Brookfield Renewable Energy Partners LP completed its purchase of TerraForm Power’s operating projects. This new company operating under the Brookfield umbrella as Brookfield Renewable Corporation, Inc., has replaced TerraForm in the Fund’s portfolio.

As usual, we added to some holdings and reduced others in response to current market conditions, to balance the portfolio and when we felt a company’s prospects changed. Among the notable additions, we increased our shares of: Enel SpA (Italy); Iberdrola SA (Spain); Infratil, Ltd. (New Zealand); Signify NV (Netherlands); Veolia Environnement SA (France) and Sims; Ltd. (Australia). We also made smaller additional purchases ofAvangrid, Inc.; Brookfield Renewable Energy Partners LP (Bermuda/Canada); Eversource Energy; NextEra Energy Partners LP; Northland Power, Inc. (Canada); TransAlta Renewables, Inc. (Canada);Trustpower Ltd., (New Zealand);VestasWind SystemsA/S (Denmark); HannonArmstrong Sustainable Infrastructure Capital, Inc.; and BYD Company, Ltd. (China).

During this same period from January 1 to June 30, 2020, we reduced our share holdings in: Panasonic Corporation (Japan); Acciona SA (Spain); Boralex, Inc., Class A (Canada); Clearway Energy, Inc., Class C; EDP Renovaveis SA (Portugal/Spain); Innergex Renewable Energy, Inc. (Canada); Orsted A/S (Denmark); Siemens Gamesa Renewable Energy SA (Spain); and Koninklijke Philips NV (Netherlands).

A Corner Turned: During the past several years, despite the Fund’s relatively good performance, we had experienced a net outflow of shares. This trend has changed direction for the present. Starting with 2019, we have seen a small, but consistent increase in share subscriptions for both of our share classes. For the year ending December 31, 2019, we realized a new inflow of 108,400 Class A Shares and 21,552 Investor Shares. In the period between January 1 and June 30, 2020, the Fund’s Class A Share balance increased by 102,742 shares. The Fund’s Investor Share balance grew by 27,755 shares during that same period.

As a small, stand-alone mutual fund, we do not have the budget to do a significant amount of advertising. We do what we can. Our shareholders have always been one of our best resources for getting the word out about New Alternatives Fund. If you believe that the Fund is a positive investment in our planet’s future, as well as a good investment in general, we encourage you to tell your friends and ask your financial advisors to look into adding the Fund to their socially responsible, sustainable investment choices. All the information you need is available on our web site at www.newalternativesfund.com.

Looking Ahead: The world continues to struggle with the effects of the Coronavirus. The United States is also in the grip of social upheaval over our continuing racial and economic inequality that reached a boiling point in May with the murder of George Floyd in Minneapolis. The current administration’s trampling of the rule of law, total ineptitude in dealing with the COVID-19 pandemic, and general

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

abandonment of any solid principles of good governance has added additional obstacles to achieving any solutions. The year 2020 will go down in history as a period of economic, social and global chaos. As of this writing, the end is not yet in sight, but there are glimmers of hope. The expansion of renewable energy and environmentally sound development may have been slowed and even interrupted by current events, but it appears to be picking up and continuing on. A recent report from the International Energy Agency (IEA) forecasts that wind, solar and other renewables will be the only energy sources that increase their production this year.

We continue to encourage all shareholders to create an on-line account log-on, which is available through a link on our web site. When you access the web site, go to the “Open An Account” link on the selection bar and follow the instructions to create your account access. You can use this link to open an account, purchase or redeem shares, check the current balance of your account, sign up for e-delivery of reports and documents, and perform account maintenance such as address changes.

Shareholder Comments: We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” (Support the Postal Service!) or give us a call at 800-423-8383 or 631-423-7373.

David Schoenwald

Murray Rosenblith

August 21, 2020

The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.

Investment Objective: The Fund’s investment objective is long-term capital appreciation, with income as a secondary objective. We seek to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include Yield Cos, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25 percent of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry.

“AlternativeEnergy” or “RenewableEnergy” means the production, conservation, storage, and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

Risk Disclosure: All investments are subject to inherent risks. An investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund. This disclosure of risks is not complete. Go to our web site at: www.newalternativesfund.com, call 800-423-8383 or write to the Fund to obtain a prospectus that contains a more complete description of risks associated with investment in the Fund and other information about the Fund.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge and redemption fees; and (2) ongoing costs, including management fees, distribution (i.e., Rule 12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (January 1, 2020) and held for the entire six months ended June 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended June 30, 2020” to estimate the expenses you paid on your account during this period.

Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $20 for IRA accounts. That fee is not reflected in the accompanying table.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Six Months Ended June 30, 2020

Class A Shares *
Actual	$1,000.00	$1,038.30	$5.07
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,019.89	$5.02
Investor Shares **
Actual	$1,000.00	$1,037.00	$6.33
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,018.65	$6.27

*

Expenses are equal to the annualized expense ratio of the Fund’s Class A Shares for the six-month period of 1.00%, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half year, then divided by the days in the year (366) to reflect the half year period. The Class A Shares’ ending account value on the first line in the table is based on its actual total return of 3.83% for the six-month period of January 1, 2020 to June 30, 2020.

**

Expenses are equal to the annualized expense ratio of the Fund’s Investor Shares for the six-month period of 1.25%, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half year, then divided by the days in the year (366) to reflect the half year period. The Investor Shares’ ending account value on the third line in the table is based on its actual total return of 3.70% for the six-month period of January 1, 2020 to June 30, 2020.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2020

(Unaudited)

Sector Diversification	% of Net Assets	Value

Common Stocks
Alternate Energy:
Renewable Energy Power Producers & Developers	64.4%	$162,385,216
Wind Turbines	8.0	20,065,880
Energy Storage	1.7	4,357,500
Solar Photovoltaic	0.2	481,750
Energy Conservation	6.6	16,617,427
Sustainable Energy Financial Services	4.8	12,095,500
Water Systems & Utilities	4.3	10,873,300
Energy Management	2.3	5,661,270
Transportation	1.0	2,399,000
Recycling & Waste Management	0.1	263,750
Warrants	0.0	—
Certificates of Deposit	0.1	300,000
Other Assets in Excess of Liabilities	6.5	16,454,109

Net Assets	100.0%	$251,954,702

Top Ten Portfolio Issuers

June 30, 2020

(Unaudited)

Name	% of Net Assets

Iberdrola SA (Spain)	4.9%
Enel SpA (Italy)	4.9
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	4.8
Brookfield Renewable Partners LP (Bermuda/Canada)	4.7
TerraForm Power, Inc., Class A	4.7
NextEra Energy Partners LP	4.7
EDP Renovaveis SA (Spain/Portugal)	4.7
Atlantica Sustainable Infrastructure PLC (Great Britain)	4.6
Orsted A/S (Denmark)	4.6
Vestas Wind Systems A/S (Denmark)	4.4

Total Top Ten	47.0%

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2020

(Unaudited)

	Shares	Value

COMMON STOCKS – 93.4%
Alternate Energy — 74.3%
Energy Storage — 1.7%
Panasonic Corp. (Japan) SP ADR	500,000	$4,357,500

		4,357,500

Renewable Energy Power Producers & Developers — 64.4%
Acciona SA (Spain)	80,000	7,833,004
Atlantica Sustainable Infrastructure PLC (Great Britain)*	400,000	11,640,000
Avangrid, Inc.	225,000	9,445,500
Boralex, Inc., Class A (Canada)	50,000	1,138,037
Brookfield Renewable Partners LP (Bermuda/Canada)**	250,000	11,975,000
Clearway Energy, Inc., Class A	400,000	8,388,000
Clearway Energy, Inc., Class C	75,000	1,729,500
EDP Renovaveis SA (Spain/Portugal)	850,000	11,746,135
Enel SpA (Italy)	1,425,000	12,292,322
Eversource Energy	25,000	2,081,750
Iberdrola SA (Spain)	1,066,111	12,360,985
Infratil Ltd. (New Zealand)	1,600,000	4,852,646
Innergex Renewable Energy, Inc. (Canada)	750,000	10,500,000
NextEra Energy Partners LP*,**	230,000	11,794,400
Northland Power, Inc. (Canada)	325,000	8,152,625
Orsted A/S (Denmark)	100,000	11,540,143
TerraForm Power, Inc., Class A*	640,302	11,807,169
TransAlta Renewables, Inc. (Canada)	975,000	10,417,105
Trustpower Ltd. (New Zealand)	600,000	2,690,895

		162,385,216

Solar Photovoltaic — 0.2%
Canadian Solar, Inc. (Canada)***	25,000	481,750

		481,750

Wind Turbines — 8.0%
Siemens Gamesa Renewable Energy SA (Spain)***	500,000	8,864,372
Vestas Wind Systems A/S (Denmark)	110,000	11,201,508

		20,065,880

Total Alternate Energy		187,290,346

Energy Conservation — 6.6%
Johnson Controls International PLC (Ireland)	25,000	853,500
Koninklijke Philips NV (Netherlands)***	100,000	4,684,000
Owens Corning, Inc.	25,000	1,394,000
Signify NV (Netherlands)***	375,000	9,685,927

		16,617,427

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

(Unaudited)

	Shares	Value

Sustainable Energy Financial Services — 4.8%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	425,000	$12,095,500

		12,095,500

Water Systems & Utilities — 4.3%
American Water Works Co., Inc.	25,000	3,216,500
Veolia Environnement SA (France) ADR	325,000	7,332,000
Xylem, Inc.	5,000	324,800

		10,873,300

Energy Management — 2.3%
Terna Rete Elettrica Nazionale SPA (Italy)	500,000	3,436,770
Trane Technologies PLC (Ireland)	25,000	2,224,500

		5,661,270

Transportation — 1.0%
BYD Co. Ltd. (China) SP ADR	125,000	1,918,750
Shimano, Inc. (Japan) SP ADR	25,000	480,250

		2,399,000

Recycling & Waste Management — 0.1%
Sims Ltd. (Australia) SP ADR	50,000	263,750

		263,750

Total Common Stocks (Cost $187,613,520)		235,200,593

WARRANTS – 0.0%
Alternate Energy — 0.0%
Abengoa SA, Class B Exp. 2025 (Spain)^***	500,000	—

Total Warrants (Cost $4,204)		—

	Par

CERTIFICATES OF DEPOSIT – 0.1%
Socially Concerned Banks — 0.1%
Alternatives Federal Credit Union 0.80% due 03/31/21	$200,000	200,000
Self Help Credit Union 1.95% due 12/30/20	100,000	100,000

Total Certificates of Deposit (Cost $300,000)		300,000

Investments in Securities (Cost $187,917,724) — 93.5%		235,500,593
Other Assets in Excess of Liabilities — 6.5%		16,454,109

Net Assets — 100.0%		$251,954,702

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

(Unaudited)

*

These entities are commonly known as “Yieldco’s”. Yieldco’s are companies formed to own operating power assets which sell most of their electric production to major utilities under long term power purchase agreements. They are expected to pay most of their earnings in dividends to shareholders. They are similar in structure to Real Estate Investment Trusts (REITs).

^	An investment with a value of $0 or 0.0% of the Fund’s net assets was valued by the Fund’s investment advisor.

**	Master Limited Partnership

***Non-income	producing security.

ADR	-American Depositary Receipts
LP	-Limited Partnership
PLC	-Public Limited Company
REIT	-Real Estate Investment Trust
SP ADR	-Sponsored American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2020

(Unaudited)

Country Portfolio Issuers

(Unaudited)

Country	% of Net Assets

United States	34.4%
Canada	12.2
Spain	11.5
Denmark	9.0
Italy	6.2
Netherlands	5.7
Great Britain	4.6
New Zealand	3.0
France	2.9
Japan	1.9
Ireland	1.2
China	0.8
Australia	0.1
Other Assets/Liabilities	6.5

100.0%

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020

(Unaudited)

ASSETS

Investment securities at fair value (cost: $187,917,724) (Notes 2A and 7)	$235,500,593
Cash	14,348,577
Foreign currency at value (cost: $4,258)	4,259
Receivables:
Investments sold	2,788,486
Capital shares subscribed	18,312
Dividends	416,691
Tax reclaims	440,771
Prepaid insurance and registration	43,012

Total Assets	253,560,701

LIABILITIES
Payables:
Investments purchased	1,157,393
Capital shares reacquired	209,537
Management fees	112,960
Transfer agent fees	57,343
Postage and printing fees	29,295
Custodian fees	5,968
12b-1 fees	1,660
Accrued expenses and other liabilities	31,843

Total Liabilities	1,605,999

Net Assets	$251,954,702

ANALYSIS OF NET ASSETS
Net capital paid in shares of capital shares	$198,183,308
Total distributable earnings	53,771,394

Net Assets	$251,954,702

Class A Shares:
Net Assets	$243,808,483
Net asset value and redemption price per share ($243,808,483/3,731,830) shares of outstanding beneficial interest, unlimited authorization, no par value	$65.33

Maximum offering price per share (100/96.50 of $65.33)	$67.70

Investor Shares:
Net Assets	$8,146,219
Net asset value, offering and redemption* price per share ($8,146,219/125,208) shares of outstanding beneficial interest, unlimited authorization, no par value	$65.06

*	Redemption fee may apply (Note 1)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020

(Unaudited)

Investment Income:
Dividends (net of $355,692 foreign taxes withheld)	$951,410

Total Investment Income	951,410

Expenses:
Management fee (Note 4)	651,949
Transfer agent fees	193,537
Administration and accounting fees	119,287
Legal fees	57,186
Custodian fees	32,323
Registration fees	28,068
Compliance service fees	27,449
Postage and printing fees	22,413
Trustees fees (Note 5)	17,405
Audit fees	10,791
12b-1 fees (Investor Shares) (Note 4)	8,628
Insurance fees	7,658
Other expenses	11,222

Total Expenses	1,187,916

Net Investment Loss	(236,506)

Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Realized Gain/(Loss) from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments	9,070,214
Net realized loss from foreign currency transactions	(12,977)

Net Realized Gain	9,057,237

Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Related Translations:
Net change in unrealized appreciation/(depreciation) on investments	(599,642)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(5,525)

Net change in unrealized appreciation/(depreciation)	(605,167)

Net Realized and Unrealized Gain on Investments and Foreign Currency Related Translations	8,452,070

Net Increase in Net Assets Resulting from Operations	$8,215,564

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Year Ended December 31, 2019
Investment Activities:
Net investment income/(loss)	$ (236,506)	$ 308,905
Net realized gain from investments and foreign currency transactions	9,057,237	11,693,077
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(605,167)	51,833,321

Net increase in net assets resulting from operations	8,215,564	63,835,303

Distributions to Shareholders from distributable earnings:
Class A Shares	—	(12,098,715)
Investor Shares	—	(311,228)

Total distributions to shareholders from distributable earnings	—	(12,409,943)

Capital Share Transactions:
Net increase in net assets from capital share transactions (Note 3)	9,277,508	8,666,394

Total Increase in Net Assets	17,493,072	60,091,754

Net Assets:
Beginning of the period	234,461,630	174,369,876

End of the period	$251,954,702	$234,461,630

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each year

Class A Shares	(Unaudited) Six Months Ended June 30,		For the Years Ended December 31,
	2020		2019	2018	2017	2016	2015

Net asset value at the beginning of period	$62.92		$48.48	$55.54	$47.78	$46.46	$46.87

Investment Operations
Net investment income/(loss)*	(0.06)		0.09	0.09	0.90	0.54	0.77
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	2.47		17.84	(3.94)	9.18	2.55	(0.39)

Total from investment operations	2.41		17.93	(3.85)	10.08	3.09	0.38

Distributions
From net investment income	—		(0.26)	(0.33)	(1.03)	(0.67)	(0.79)
From net realized gains	—		(3.23)	(2.88)	(1.29)	(1.10)	—

Total distributions	—		(3.49)	(3.21)	(2.32)	(1.77)	(0.79)

Net asset value at end of period	$65.33		$62.92	$48.48	$55.54	$47.78	$46.46

Total return (Sales load not reflected)	3.83%		36.98%	(6.93)%	21.08%	6.66%	0.82%
Net assets, end of the period (in thousands)	$243,808		$228,348	$170,699	$209,804	$179,974	$177,745
Ratio of expenses to average net assets	1.00%	**	1.08%	1.12%	1.07%	1.12%	1.15%
Ratio of net investment income/(loss) to average net assets	(0.19)%	**	0.16%	0.17%	1.64%	1.12%	1.55%
Portfolio turnover	14.79%		18.78%	17.77%	11.31%	30.44%	37.14%
Number of shares outstanding at end of the period	3,731,830		3,629,088	3,520,688	3,777,599	3,766,734	3,825,379

*     The selected per share data was calculated using the average shares outstanding method for the period.

**     Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each year

Investor Shares	(Unaudited) Six Months Ended June 30,		For the Years Ended December 31,
	2020		2019	2018	2017	2016	2015*

Net asset value at the beginning of period	$62.74		$48.36	$55.41	$47.71	$46.39	$46.87

Investment Operations
Net investment income (loss)**	(0.14)		(0.05)	(0.04)	0.76	0.42	0.62
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	2.46		17.79	(3.92)	9.15	2.56	(0.36)

Total from investment operations	2.32		17.74	(3.96)	9.91	2.98	0.26

Distributions
From net investment income	—		(0.13)	(0.21)	(0.92)	(0.56)	(0.74)
From net realized gains	—		(3.23)	(2.88)	(1.29)	(1.10)	—

Total distributions	—		(3.36)	(3.09)	(2.21)	(1.66)	(0.74)

Net asset value at end of period	$65.06		$62.74	$48.36	$55.41	$47.71	$46.39

Total return	3.70%		36.68%	(7.15)%	20.76%	6.42%	0.56%
Net assets, end of the period (in thousands)	$8,146		$6,114	$3,671	$3,275	$1,848	$1,329
Ratio of expenses to average net assets	1.25%	***	1.33%	1.37%	1.32%	1.37%	1.40%
Ratio of net investment income (loss) to average net assets	(0.44)%	***	(0.09)%	(0.08)%	1.39%	0.87%	1.31%
Portfolio turnover	14.79%		18.78%	17.77%	11.31%	30.44%	37.14%
Number of shares outstanding at end of the period	125,208		97,453	75,901	59,105	38,727	28,653

*	Investor Shares inception date was December 31, 2014.
**	The selected per share data was calculated using the average shares outstanding method for the period.
***	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2020

(Unaudited)

1) ORGANIZATION – New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust currently offers one series of shares, also known as “New Alternatives Fund” (the “Fund”). The Fund is the successor to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized for the purpose of continuing the investment operations and performance history of the Predecessor Company and prior to the reorganization had no substantial assets or prior history of investment operations. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Any redemption fee imposed is retained by the Fund and is meant to deter short-term trading in Investor Shares and to offset any transaction and other costs associated with short-term trading. For the six months ended June 30, 2020, no redemption fees were imposed on the redemption of Investor Shares. Investor Shares are also subject to 12b-1 fees. The investment objective of the Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include “Yieldco’s”, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” or “Renewable Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

2) ACCOUNTING POLICIES – The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on national securities exchanges where they are primarily traded or on the National Association of Securities Dealers Automatic

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2020

(Unaudited)

Quotation System (“NASDAQ”) market system as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Certificates of Deposit are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by Accrued Equities, Inc., the Fund’s investment advisor, under methods established by and under the general supervision of the Trust’s Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

●	Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 -

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2020

(Unaudited)

●	Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets carried at fair value:

	Total Value at 6/30/2020	Level 1 – Quoted Price	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs

Common Stocks
Alternate Energy	$187,290,346	$187,290,346	$—	$—
Energy Conservation	16,617,427	16,617,427	—	—
Sustainable Energy Financial Services	12,095,500	12,095,500	—	—
Water Systems & Utilities	10,873,300	10,873,300	—	—
Energy Management	5,661,270	5,661,270	—	—
Transportation	2,399,000	2,399,000	—	—
Recycling & Waste Management	263,750	263,750	—	—
Warrants	0	—	0	—
Certificates of Deposit	300,000	—	300,000	—

Total	$235,500,593	$235,200,593	$300,000	$—

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were not deemed to have occurred at June 30, 2020, and therefore, the Fund did not utilize the external pricing service model

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2020

(Unaudited)

adjustments. Transfers in and out between Levels are based on values at the end of the period.The Fund did not hold any Level 3 categorized securities during the six months ended June 30, 2020.

B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Trust’s Board of Trustees.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of specific lots for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2020

(Unaudited)

as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Return of capital distributions are recorded as a reduction of cost of the related investments. Expenses are accrued on a daily basis. Fund level expenses common to all classes are allocated to each class based upon relative daily net assets of each class.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S. TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

I. ALLOCATION – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2020

(Unaudited)

J. CASH – Cash represents amounts held on deposit with the Fund’s custodian bank. Balances at times may exceed federally insured limits.

3) SHARES OF BENEFICIAL INTEREST – There are unlimited, no par value shares of beneficial interest authorized. On June 30, 2020, the Fund’s total shares outstanding were 3,857,038. Aggregate paid-in capital including reinvestment of dividends was $198,183,309. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount

Class A Shares
Shares of beneficial interest sold	571,381	$36,195,972	224,511	$13,069,157
Reinvestment of distributions	—	—	168,472	10,599,373
Redemptions	(468,639)	(28,617,429)	(284,583)	(16,281,570)

Net Increase	102,742	$7,578,543	108,400	$7,386,960

	For the Six Months Ended June 30, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount

Investor Shares
Shares of beneficial interest sold	31,719	$1,943,880	21,325	$1,249,503
Reinvestment of distributions	—	—	4,654	299,740
Redemptions	(3,964)	(244,915)	(4,427)	(269,809)

Net Increase	27,755	$1,698,965	21,552	$1,279,434

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For it’s investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The Fund incurred management fees of $651,949 for the six months ended June 30, 2020.

The Fund pays no remuneration to two of its trustees, David J. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2020

(Unaudited)

Foreside Funds Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund pursuant to a Distribution Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Distributor has entered into a Sub-Distribution Agreement with Accrued Equities. Effective May 1, 2017, the Fund charges a maximum front-end sales charge of 3.50% on most new sales of the Fund’s Class A Shares. Of this amount, the Distributor and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new Class A Shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Class A Shares of the Fund during the six months ended June 30, 2020 was $20,097 and the amounts received by the Distributor and Accrued Equities were $6,699 and $13,398, respectively. The Distributor and Accrued Equities are also entitled to receive sales commissions for the sale of Class A Shares. For the six months ended June 30, 2020, the Distributor andAccrued Equities received $1,991 and $13,466 in sales commissions, respectively, for the sale of Class A Shares of the Fund. Underwriter commissions and sales commissions received by the Distributor are set aside by the Distributor and used solely for distribution-related expenses.

Investor Shares of the Fund are not subject to a sales charge. The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund may pay a fee to Accrued Equities, the Distributor, or certain broker-dealers, investment advisers, banks or other financial institutions at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares. For the six months ended June 30, 2020, 12b-1 Fees of $8,628 were accrued by the Investor Shares of the Fund.

The Board of Trustees has authorized the Class A Shares of the Fund to pay sub-transfer agent fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own Class A Shares of the Fund, or to reimburse Accrued Equities for such expenses it reimbursed on behalf of the Class A Shares. The sub-transfer agent services provided must be necessary and may not duplicate services already provided by a Fund service provider. The sub-transfer agent services may not be for distribution-related services. The fees paid by the Class A Shares may not exceed the fees that would have been incurred by customers of the financial intermediaries if they maintained their customer account directly with the Fund.

5) TRUSTEES’ FEES – For the six months ended June 30, 2020, the Fund paid trustees’ fees of $39,000 to its Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).

For the six months ended June 30, 2020, each Independent Trustee received an annual fee of $9,000 for their services as an Independent Trustee of the Trust. As Vice-Chairperson of the Trust’s Board of Trustees, Sharon Reier received an additional annual fee of $1,000. Each member of the Audit Committee received an additional $500 annual fee and Susan Hickey, Chairperson of the Audit Committee, received an additional annual fee of $500. The Independent Trustees are also entitled to receive reimbursement

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2020

(Unaudited)

of “coach” travel expenses to attend Board Meetings. The Trustees and Officers of the Trust who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES – For the six months ended June 30, 2020, the aggregate cost of securities purchased totaled $42,027,971. Net realized gains (losses) were computed on a specific lot basis. The proceeds received on sales of securities for the six months ended June 30, 2020 was $33,381,558.

7) FEDERAL INCOME TAX INFORMATION – At June 30, 2020, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes	$187,917,724

Unrealized appreciation for tax purposes	$50,571,954
Unrealized depreciation for tax purposes	(2,989,085)

Net unrealized appreciation on investments and foreign currency translation	$47,582,869

The tax character of distributions paid during 2019 and 2018 was as follows:

Distributions paid from:	2019	2018
Ordinary Income	$1,102,925	$1,898,080
Long-Term Capital Gains	11,307,018	9,030,031

	$12,409,943	$10,928,111

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

As of December 31, 2019, the components of distributable earnings (deficit) on a tax basis were as follows:

Distributions in Excess of Net Investment Income	$(503,120)
Net Unrealized Appreciation on
Investments and Foreign Currency Translations*	46,058,950

$45,555,830

*     The primary difference between distributable earnings on a book and tax basis is due to wash sale losses, investments in partnerships and other book tax cost differences.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2020

(Unaudited)

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring disclosure.

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

1) PROXY VOTING – The Fund has proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ended June 30 is available on Form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. The Fund’s Form N-PORT are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Accrued Equities, Inc. (the “Advisor”) serves as the investment adviser to New Alternatives Fund (the “Fund”). The Board of Trustees most recently approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”) at a regular meeting of the Board of Trustees held on March 27, 2020. The March 27, 2020 regular meeting of the Board of Trustees was called, in part, to act upon the continuance of such Advisory Agreement. At this meeting, the Board of Trustees approved the continuance of such Advisory Agreement for a period of one year beginning March 31, 2020. This approval by the Board of Trustees included the approval by a majority of the trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), and by a majority of the entire Board.

The Advisor serves as the investment adviser to the Fund. The Advisor previously served as the investment adviser to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. On November 14, 2014, the Predecessor Company was reorganized into the Class A Shares of the Fund. The Fund was organized to continue the investment operations and performance history of the Predecessor Company.

Prior to the meeting, the Board received and reviewed certain materials concerning the Advisory Agreement. The materials included: (i) a memorandum prepared by independent counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreement; (ii) a proposed resolution; (iii) Form ADV, Part I for the Advisor; (iv) audited financial information for the Advisor for its fiscal year ended December 31, 2019; (v) an organizational chart for the Advisor; (vi) a copy of the Advisory Agreement; (vii) a copy of the Advisor’s response to a request for information necessary to evaluate the terms of the Advisory Agreement renewal (the “Advisor Questionnaire”); and (viii) a compliance program certificate.

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

At the meeting, the Board was given the opportunity to speak with the Advisor’s Chief Compliance Officer and the Trust’s Chief Compliance Officer.

The Board noted that some of the information received in the Board materials referred to the historical relationship between the Advisor and the Predecessor Company.

The Advisor Questionnaire provided to the Board contained detailed information concerning the Advisor and the Advisory Agreement, including: (i) information on the Advisor’s business and services; (ii) information concerning the employees of the Advisor who service the Fund; (iii) information on the Advisor’s investment process; (iv) performance information comparing the Fund and the Predecessor Company to other, similar mutual funds and to the Fund’s benchmark index; (v) information on the Advisor’s trading and brokerage practices; (vi) information concerning investment advisory fees paid to the Advisor by the Fund; (vii) information concerning other fees earned by the Advisor with respect to its relationship with the Fund, such as net underwriting fees, sales commissions for the sale of the Fund’s shares and Rule 12b-1 fees; (viii) information concerning investment advisory fees and total operating expenses as a percentage of net assets paid by the Fund and other, similar mutual funds; and (ix) other information concerning the Advisor, such as information concerning its compliance procedures, code of ethics and insurances.

It was noted that the Independent Trustees were represented by independent counsel.

The Board of Trustees, including a majority of the Independent Trustees, decided to approve the renewal of the Advisory Agreement for a one year period commencing March 31, 2020 based upon their evaluation of: (i) the long-term relationship between the Advisor and the Fund, including the Predecessor Company; (ii) the Advisor’s commitment to the Fund’s investment objectives and its socially responsible investment policies, and the Advisor’s ability to manage the Fund’s portfolio in a manner consistent with those objectives and policies; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the historical performance of the Fund, including the Predecessor Company; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund.

In general, the Independent Trustees considered it to be most significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Fund. The Board also noted that the Advisor continued to provide investment advisory services exclusively to the Fund and that the firm has been committed to alternative energy investing since the Predecessor Company’s inception over 35 years ago.

The Board considered the nature, quality and scope of the investment advisory services that had been provided to the Fund and the Predecessor Company by the Advisor in the past and the services that are expected to continue in the future. Further, the Board considered the Advisor’s personnel assigned to service the Fund. The Board noted a recent part-time addition to the Advisor’s staff, and a proposal to add one or two additional employees over the next two years, to the extent that the Advisor could

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

economically do so. It was noted that Mr. Rosenblith had purchased a minority stake in the Advisor. The Advisor represented to the Board that the size of the Fund was still manageable by the portfolio management team currently in place. The Board concluded that the nature, quality and scope of the investment advisory services provided by the Advisor were very good.

The Board considered the performance results of the Fund (including the Predecessor Company) over various time periods. They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its broad-based benchmark index. The Fund’s industry peer group was comprised of two other socially responsible mutual funds with an international scope and an interest in the environment and clean energy. The Board reviewed the Fund’s performance both with the sales load factored in and without the sales load. This was done because one of the funds in the industry peer group and the broad-based benchmark index do not have sales loads. Both classes of the Fund’s shares outperformed its industry peer group for the one-year and five-year periods ended December 31, 2019. The Class A Shares performed competitively with its industry peer group for the ten-year period ended December 31, 2019; the Investor Shares were not in operation for the ten-year period. Both classes of the Fund’s shares outperformed its broad-based benchmark index for the one-year period ended December 31, 2019. In addition, both classes of the Fund’s shares performed competitively with its broad-based benchmark index for the five-year period ended December 31, 2019. The Class A Shares under performed its broad-based benchmark index for the ten-year period ended December 31, 2019; the Investor Shares were not in operation for the ten-year period. The Board was pleased with the Fund’s performance.

The Board considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by the Fund’s industry peer group. The Board noted that the investment advisory fee for the Fund had break points that lowered the investment advisory fee rate as Fund assets reached certain levels. The Board also noted that the other comparable funds in its industry peer group were each subject to an expense limitation cap but that the Fund’s expense ratio reflected total gross expenses, without any waivers or expense reimbursements. The Advisor’s investment advisory fee as a percentage of average net assets, giving effect to the breakpoint fee schedule, was significantly lower than that of its industry peers. In addition, total annual fund operating expenses of the Fund were comparable to or lower than that of its industry peer group. Based on the foregoing, the Board determined that the investment advisory fee was appropriate.

The Independent Trustees reviewed and discussed other aspects of the Advisor, such as the profitability of the Advisor, the benefits each party received from their long-term relationship, the Advisor’s entrepreneurial risks, and the fact that the Advisor received other compensation from the relationship. The audited financial information provided by the Advisor indicated that the Advisor was well capitalized and profitable. In addition, the Board noted that the Advisor had no expense limitation commitments with the Fund.

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

The Board noted that the Advisor was also a registered broker-dealer and was eligible to receive underwriting fees and sales commissions on the sale of Fund shares, as well as fees from the Investor Shares’ Rule 12b-1 plan. The Board noted that two of the trustees, David J. Schoenwald and Murray D. Rosenblith, were owners, directors and/or officers of the Advisor, and would benefit by the approval of the investment advisory and underwriting agreements, and the continuation of the Rule 12b-1 plan for Investor Shares.

The Board reviewed the Advisor’s brokerage policies noting that the Advisor does not engage in any directed brokerage or soft dollar transactions. Best price and execution were the Advisor’s brokerage criteria.

In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the Board was determining whether to re-approve the agreement with an existing entity on the same terms and conditions. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities. In addition, the Advisor does not service any other investment advisory accounts.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant, which is an open-end management investment company.

Item 6. Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) New Alternatives Fund

By (Signature and Title)*/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date September 3, 2020

*	Print the name and title of each signing officer under his or her signature.